UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2007

PFIZER INC. (Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-3619 (Commission File Number)	13-5315170 (I.R.S. Employer Identification No.)

235 East 42nd Street, New York, New York 10017 (Address of principal executive offices) (zip code) (212) 573-2323 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Exhibit 100 to this Current Report on Form 8-K contains documents formatted in XBRL (eXtensible Business Reporting Language) with information from Pfizer Inc.'s Quarterly Report on Form 10-Q for the quarter ended July 1, 2007, filed with the Securities and Exchange Commission (SEC) on August  6, 2007. The information formatted in XBRL includes the (i) Condensed Consolidated Statements of Income for the three months and six months ended July 1, 2007, and July 2, 2006,  (ii) Condensed Consolidated Balance Sheets at July 1, 2007 and at December 31, 2006, and (iii) Condensed Consolidated Statements of Cash Flows for the six months ended July 1, 2007 and July 2, 2006.

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL-Related Documents is unaudited and these are not the official financial statements of Pfizer Inc. as filed with the SEC. The purpose of furnishing these XBRL formatted documents is solely for the purpose of participation in the SEC's voluntary XBRL pilot program to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith:

	Exhibit Number	Exhibit Description

100

The following financial statements from Pfizer Inc.'s Quarterly Report on Form 10-Q for the quarter ended July 1, 2007, filed on August  6, 2007, formatted in XBRL (eXtensible Business Reporting Language): (i) the Condensed Consolidated Statements of Income for the three months and six ended July 1, 2007, and July 2, 2006, (ii) the Condensed Consolidated Balance Sheets at July 1, 2007 and December 31, 2006, and (iii) the Condensed Consolidated Statements of Cash Flows for the six months ended July 1, 2007 and July 2, 2006.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By: /s/ Margaret M. Foran
Margaret M. Foran

Dated: August 15, 2007	Title: Senior Vice President-Corporate Governance
Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

EX-100.INS	XBRL Instance Document

EX-100.SCH	XBRL Taxonomy Extension Schema Document

EX-100.SCH.1	XBRL Schema Supplement Document

EX-100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

EX-100.LAB	XBRL Taxonomy Extension Label Linkbase Document

EX-100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document